SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         ALL COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                         ALL COMMUNICATIONS CORPORATION
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 28,1999

To the Stockholders of All Communications Corporation:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of All Communications Corporation, a New Jersey corporation (the "Company"), will be held on Friday May 28, 1999 at 9:00 a.m., local time at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081, for the purpose of considering and acting upon the following:

          1. The election of two directors to serve a three year term each as Class III Directors;

          2. Ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending December 31, 1999; and

          3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 21, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of Common Stock of record on such date will be entitled to vote at the Annual Meeting.


                                        By Order of the Board of Directors,



                                       ANDREA GRASSO
                                       Secretary

Hillside, New Jersey
May 3, 1999

     It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                         ALL COMMUNICATIONS CORPORATION

May 3, 1999
To Our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of All Communications Corporation (the "Company"), which will be held at 9:00 a.m, local time on Friday, May 28, 1999 at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081.

     At the Annual Meeting, you will be asked to consider and vote on the following proposals:

          1. To elect two Class III Directors for a three year term each;

          2. To ratify the appointment of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 1999; and,

          3. To act upon such other business as may properly come before the Annual Meeting.

     It is important that your Shares be represented at the Annual Meeting whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly.


                                 Sincerely,


                                 RICHARD REISS
                                 Chairman, President and Chief Executive Officer

                         ALL COMMUNICATIONS CORPORATION
                                 225 Long Avenue
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                       To be held on Friday, May 28, 1999

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of All Communications Corporation (the "Company"), a New Jersey corporation, to be voted at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey, on Friday, May 28, 1999, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about May 3, 1999.

     Only holders of record of the Company's common stock, no par value ("Common Stock") at the close of business on April 21, 1999 (the "Record Date") are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 4,910,000. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

     At the Annual Meeting, stockholders will be asked to consider and vote upon
(1) the election of two directors each to serve a three year term as a Class III Director; and (2) the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

     The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Proxies submitted with votes withheld for the election of directors, abstentions and broker non-votes are included in determining whether a quorum is present. Directors are elected by a plurality of votes cast. Approval of the Independent Auditors Proposal and all other matters to properly come before the Meeting requires the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote at the Annual Meeting. Abstentions are not counted in tabulating the number of votes cast for the Independent Auditors' Proposal and any other matters properly brought before the Annual Meeting. Votes withheld have no impact on the election of Directors except to reduce the number of votes for the nominees. Broker non-votes are counted only for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on all other proposals to be acted upon at the Annual Meeting.

                           SOLICITATION AND REVOCATION

     PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

     All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) in favor of the nominees for election as directors named below and (2) FOR the Independent Auditors Proposal and in accordance with the proxyholder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

     The Company will bear its own cost of the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

     The following table sets forth certain information with respect to the two nominees for Class III Director for a three year term each expiring at the 2002 Annual Meeting of Stockholders. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. All Directors shall be elected by a plurality of the votes cast.

                                                                        Class of                        Director
Name and Principal Occupation                          Age              Director                         Since
-----------------------------                         -----             --------                        --------
Eric Friedman                                          50               Class III                        1996
Served as Director of the Company since
1996. Vice President and Treasurer of
Chem  International  Inc.,  since 1996;
Certified Public Accountant and partner
in Shachat and Simson, a Certified Public
Accounting firm prior to 1996.

Peter N. Maluso                                        44               Class III                        1996
Served as a Director of the Company
since 1996. Principal at
International Business Machines, Inc.,
responsible for IBM Global Services
Legacy Transformation Consulting
Practice in Northeastern United States;
since 1995. From 1988 to 1995, Senior
Manager  at  KPMG  Peat  Marwick,  a
certified  public accounting firm.

     The following table sets forth certain information with respect to the Company's Class I and II Directors whose terms of office will continue after the Annual Meeting.


                                                                       Class of                         Director
Name, Principal Occupation                             Age             Directors                          Since
-----------------------------                         -----            ---------                        --------
Richard Reiss                                          42               Class I                          1991
Served as Chairman of the Board and
President of the Company since 1991;
President and Chairman of the Board of
AllComm Products Corp. since 1997.

Robert B. Kroner                                       69               Class II                         1991
Served as Director of the Company
since 1991; Vice President and General
Counsel since 1997; Director of
AllComm Products Corp. since 1997;
Self employed New Jersey Attorney
prior to 1997.

                                                                       Class of                         Director
Name and Principal Occupation                          Age             Directors                         Since
-----------------------------                         -----            ---------                        --------
Andrea Grasso                                          38               Class II                         1996
Served as Secretary of the Company since
1995 and a Director since 1996. Served as
Office Administrator of the Company since
1991; Director and Secretary of AllComm
Products Corp. since 1997.

Recommendation and Vote

     The Board unanimously recommends a vote FOR the election of the Nominees to the Board of Directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of March 31, 1999, certain information with respect to the shares of Common Stock beneficially owned by stockholders known to the Company, based on filings with the Securities and Exchange Commission, to own beneficially more than 5% of the outstanding shares of Common
Stock:

Beneficial Owner                  Number of Shares Beneficially Owned              Percent of Class
----------------                  -----------------------------------              ----------------
George W. Mauerman                         257,000 (1)                                  5.2%
6585 S. Yale
Suite 500
Tulsa, Oklahoma, 74136


----------
(1) The stockholder has sole investment and voting power with respect to 29,000 shares; shared investment power with respect to 228,000 shares; and no voting power with respect to 228,000 shares.

Security Ownership of Management

     The following table sets forth, as of March 31, 1999, the beneficial ownership of Common Stock of the Company by each director, each of the named executive officers in the Summary Compensation Table herein, and all executive officers and directors as a group.

                                    Number of
                                    Shares Beneficially              Percent of Shares
Name                                Owned (1)                        Beneficially Owned
----                                -------------------              ------------------

Richard Reiss                      2,825,000(2)                            49.6%
Leo Flotron                          283,000(3)                             5.7%
Joseph Scotti                        283,000(3)                             5.7%
Robert B. Kroner                     152,500(4)                             3.1%
Eric Friedman                         34,500(5)                                *
Peter N. Maluso                       59,500(6)                             1.2%
Andrea Grasso                         25,000                                   *

All directors and
executive officers
as a group (8 persons)             3,766,500(7)                            63.0%

----------
*Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

(2) Includes 790,000 shares subject to presently exercisable stock options and 50,000 shares held by a trust for the benefit of Mr. Reiss' children, of which he is the trustee.

(3)  Includes 83,000 shares subject to presently exercisable stock options.

(4)  Includes 2,500 shares subject to presently exercisable stock options.


(5) Includes 9,500 shares subject to presently exercisable stock options and 12,500 shares subject to presently exercisable warrants.

(6)  Includes 9,500 shares subject to presently exercisable stock options.

(7) Includes aggregate 1,069,000 shares subject to presently exercisable stock options and 12,500 shares subject to presently exercisable warrants.

                      DIRECTORS; COMPENSATION OF DIRECTORS

     The Board of Directors held five meetings during 1998, and all directors attended at least 75% of those meetings of the Board of Directors and all committees on which they served.

     No cash compensation was paid to any director for his services to the Board of Directors or any committee. In consideration for services rendered as a director in 1998, each non-employee director received options to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant.

     The Board of Directors has an Audit Committee, whose members are Messrs. Reiss, Friedman and Maluso. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee met once in 1998, and all members attended the meeting. The Board of Directors also has a Compensation Committee, whose members are Messrs. Friedman, Kroner and Maluso. The Compensation Committee reviews and makes recommendations concerning salaries, bonuses and other compensation for officers of the Company. The Compensation Committee met once in 1998 and all members attended the meeting. The Company's Stock Option Plan is administered by the Stock Option Plan Committee composed of Messrs. Friedman and Maluso. The Board of Directors does not have a committee which performs nominating functions.

                               EXECUTIVE OFFICERS

     The following individuals are executive officers of the Company but are not Directors or Nominees for Director:

     Scott Tansey has been Vice President of Finance since 1996 and Treasurer since 1997. Mr. Tansey served as Director, Finance and Administration of Data Transmission Services from 1992 until 1996. He is a Certified Public Accountant.

     Leo Flotron has been a Vice President of Sales and Marketing since October 1995 and is primarily responsible for videoconferencing and network products. From 1988 to 1995, Mr. Flotron held various positions with Sony Electronics, Inc.

     Joseph Scotti has been a Vice President of Sales and Marketing since August 1995 and is primarily responsible for all aspects of voice communications. Mr. Scotti held various positions with Northern Telecom from 1990 to 1995.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of Forms 3, 4 and 5 submitted to the Company during and with respect to 1998, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission') were timely filed.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, certain compensation information as to the Chief Executive Officer and each executive officer of the Company who served as an executive officer during the fiscal year ended December 31, 1998, and whose salary and bonus exceeded $100,000 in 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                                      Annual Compensation          Compensation
                                                      -------------------          ------------

                                                                                    Securities
                                                                                    Underlying           All Other
 Name and Principal Position             Year       Salary($)        Bonus($)      Stock Options(#)    Compensation($)
 ---------------------------             ----       ---------        --------      ----------------    ---------------

Richard Reiss, President                 1998        170,208           --              80,000            18,124(2)
and Chief Executive Officer              1997        133,000         25,000           850,000            13,434(2)
Chairman of the Board                    1996        108,000         50,000              --                --

Leo Flotron, Vice President              1998        114,000         82,285(1)         20,000             4,832(3)
                                         1997        104,000         54,307            95,000             4,800(3)
                                         1996         68,640         31,760              --                --

Joseph Scotti, Vice President            1998        114,000         82,285            20,000             4,832(3)
                                         1997        104,000         54,307            95,000             4,800(3)
                                         1996         68,640         31,760              --                --

(1)  Represents commissions under Employment Agreement.

(2) Includes $12,360 and $9,111 for automobile lease and insurance payments and $5,764 and $4,323 for life insurance premiums paid by the Company in 1998 and 1997, respectively.

(3)  Includes an automobile allowance of $4,832 in 1998 and $4,800 in 1997.


                              Employment Agreements

     Effective January 1, 1997, the Company entered into an employment agreement with Richard Reiss, President of the Company. The agreement was to expire December 31, 2001 and provided for Mr. Reiss to receive an annual base salary as follows: $138,000 for the fiscal year ending December 31,1997; 175,000 for the fiscal year ending December 31, 1998; and $210,000 for the fiscal year ending December 31, 1999. The annual base salary for Mr. Reiss for the fourth and fifth years of the employment agreement was to be for amounts recommended by the Compensation Committee of the Board of Directors, but in no event less than $210,000 per annum. Effective March 21, 1997, the employment agreement with Mr. Reiss was amended. In consideration for Mr. Reiss agreeing to extend the term of the agreement for an additional year, through December 31, 2002, and to a reduction of his salary, the Company granted Mr. Reiss an option outside of the Company's stock option plan to purchase up to 750,000 shares of Common Stock, exercisable at any time through March 20, 2002, at a price of $5.00 per share. The employment agreement, as amended, provides for Mr. Reiss to receive an annual base salary as follows: $133,000 for the fiscal year ending December 31, 1997; $170,000 for the fiscal year ending December 31, 1998; and $205,000 for the fiscal year ending December 31, 1999. The annual base salary for Mr. Reiss for the fourth, fifth and sixth years of the employment agreement shall be for amounts recommended by the Compensation Committee, but in no event less than $205,000 per annum

     Effective January 1, 1997, the Company entered into employment agreements with Joseph Scotti, Vice President-Sales and Marketing of Voice Products and Leo Flotron, Vice President-Sales and Marketing of Videoconferencing Products of the Company. The agreements expire on December 31, 1999 and each provide for the following annual base salary: $104,000 for the fiscal year ending December 31, 1997; $114,000 for the fiscal year ending December 31, 1998; and $124,000 for the fiscal year ending December 31, 1999. Additionally, Messrs. Scotti and Flotron are each entitled to receive one-half of 1% of net sales of the Company, paid biannually, during the term of their employment agreements. Effective January 11, 1999 the employment agreements of Messrs. Scotti and Flotron were extended to December 31, 2000. All material provisions of the existing employment agreements continue except that stock options outside of the Company's stock option plan were granted to each individual in the amount of 300,000 shares each; 150,000 vesting on December 31, 1999 and 150,000 vesting on December 1, 2000. Vesting of the options are subject to continued employment with the Company on the date of vesting. The exercise price of the option is $.937 per share, the fair market value of a share of Common Stock on the date of the grant.

     The Company has agreed to secure, and pay the premiums on, a life insurance policy on the life of Mr. Reiss, in the amount of $1,000,000, with the benefits payable to his estate or designated beneficiary. The Company has also agreed to provide Mr. Reiss with the use of an automobile. Mr. Reiss' employment agreement entities him to participate in all Company pension and profit-sharing plans and to receive an option to purchase an aggregate of up to 100,000 shares of Common Stock under the Company's stock option plan. The Company has agreed to provide each of Messrs. Scotti and Flotron with an automobile expense allowance of $500 per month.

     The Company has the right to terminate the aforementioned employment agreements for "cause" as defined in the employment agreements. The Company has the right to terminate Mr. Reiss without cause, upon not less than 90 days' prior written notice in the event that Mr. Reiss is unable to perform his required duties for a period of 120 consecutive days due to "total and permanent disability," as defined in the employment agreement. In such event, Mr. Reiss shall be entitled to receive compensation for the remainder of the term of the employment agreement. The Company may terminate the employment agreements of Messrs. Scotti and Flotron without cause, upon not less than ten days' prior written notice in the event that either Mr. Scotti or Mr. Flotron are unable to perform their required duties for a period of 90 consecutive days due to "total and permanent disability." In such event the employee shall be entitled to compensation for the 90-day disability period. Each of the aforementioned employees may terminate his employment with the Company at any time upon 90 days' prior written notice. In such event, the employee shall only be entitled to the compensation due through the date of termination. Such employees have also agreed not to disclose any confidential information of the Company during the term of employment or thereafter. In addition, these employees have agreed not to compete with the Company during the term of their employment and for a period of one year after the date of termination of their employment with the Company.

                   OPTION GRANTS DURING THE FISCAL YEAR ENDED
                                DECEMBER 31,1998

     The following table sets forth individual grants of stock options by the Company pursuant to the Company's Stock Option Plan to the Named Executive Officers during the fiscal year ended December 31, 1998.

                     Number of          % of Total
                    Securities        Options Granted
                    Underlying        to Employees in          Exercise               Expiration
Name             Options Granted#       Fiscal Year           Price ($/sh.)              Date
----             ----------------     ----------------        -------------           ----------

Richard Reiss         80,000               29.9%               $1.305                June 19, 2003
Leo Flotron           20,000                7.4%                1.1875               June 19, 2003
Joseph Scotti         20,000                7.4%                1.1875               June 19, 2003

     The options set forth in the table above were granted on June 19, 1998, and become exercisable on June 19, 1999, so long as the option holder is continuously employed from the date of grant to the date of exercisability. The exercise price of the options is equal to the fair market value of a share of Common Stock on the date of grant, except for the incentive stock options to purchase 80,000 shares of Common Stock granted to Mr. Reiss which is equal to 110% of the fair market value on the date of grant.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information with respect to the Named Executive Officers regarding the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended December 31, 1998.

                                                                        NUMBER OF
                                                                        SECURITIES          VALUE OF
                                                                        UNDERLYING         UNEXERCISED
                                                                        UNEXERCISED        IN-THE-MONEY
                                           SHARES                       OPTIONS AT         OPTIONS AT
                                          ACQUIRED           VALUE    FISCAL YEAR END    FISCAL YEAR END
                                        ON EXERCISE         REALIZED   EXERCISABLE/        EXERCISABLE
 NAME                                        (#)              ($)      UNEXERCISABLE     UNEXERCISABLE(1)
 ----                                   -----------         --------  ---------------    ----------------
Richard Reiss                                --                --     790,000/140,000          0/0
Leo Flotron                                  --                --       83,000/32,000          0/0
Joseph Scotti                                --                --       83,000/32,000          0/0

----------

(1) Based on the closing bid price per share of Common Stock on the OTC Electronic Bulletin Board on December 31,1998 of $0.75, no options were in-the-money.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company leases office and warehouse facilities from Vitamin Realty Associates, L.L.C., a limited liability company, which is 10% owned by Eric Friedman, a director and shareholder of the Company. This lease is for a period of five years and expires on May 31, 2002. The base rental for the premises during the term of the lease is $87,040 per annum plus operating expenses. The Company has an option to renew the lease for an additional five year term

                       PROPOSAL NO. 2 RATIFICATION OF THE
                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999, subject to ratification by the stockholders of the Company.

     A member of BDO Seidman, LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from stockholders.

Recommendation and Vote

     Approval of the Independent Auditor Proposal requires the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.


                               CHANGE OF AUDITORS

     On February 16, 1998, the certified public accounting firm of Schneider Ehrlich & Wengrover, LLP ("Schneider") resigned as independent accountants of the Company by mutual agreement with the Company.

     On February 16, 1998, the Audit Committee of the Company's Board of Directors approved the engagement of BDO Seidman, LLP as the Company's principal accountant to audit the Company's financial statements.

     During the Company's fiscal years ended December 31, 1997 and 1996 and the period from January 1, 1998 to February 16, 1998, there were no disagreements between the Company and Schneider on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

     For the Company's fiscal years ended December 31, 1997 and 1996, the principal accountant's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     For the Company's fiscal years ended December 31, 1997 and 1996, Schneider did not advise the Company of any of the following:

          (i) Internal controls necessary for the Company to develop reliable financial statements did not exist;

          (ii) Information had come to Schneider's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (iii) The need to expand significantly the scope of its audit or that information had come to its attention that if further investigated may: (1) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (2) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, or

          (iv) information had come to its attention that it had concluded materially impacted the fairness or reliability of either (1) previously issued audit report or the underlying financial statements or (2) the financial statements issued to or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's proxy statement with respect to the 2000 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than December 30, 1999.

                             DISCRETIONARY AUTHORITY

     A duly executed proxy given in connection with the Company's 2000 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before March 14, 2000, without advice in the Company's proxy statement as to the nature of such matter.


                          OTHER BUSINESS OF THE MEETING

     The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment thereof the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.


                             ADDITIONAL INFORMATION

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31,1998, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, ALL COMMUNICATIONS CORPORATION, 225 LONG AVENUE, P.O. BOX 794, HILLSIDE, NEW JERSEY 07205 ANY SUCH COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SO FURNISHED WILL NOT INCLUDE ANY EXHIBITS THERETO, BUT WILL BE ACCOMPANIED BY A LIST BRIEFLY DESCRIBING ALL SUCH EXHIBITS, AND THE COMPANY WILL FURNISH ANY SUCH EXHIBIT UPON REQUEST AND UPON PAYMENT OF THE FEE THEREFOR.

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                         ALL COMMUNICATIONS CORPORATION


                                  May 28, 1999




                 Please Detach and Mail in the Envelope Provided



|X|  Please mark your
     votes as in this
     example.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:


                                                   FOR ALL
                                                  NOMINEES
                                            (except as indicated
                                           to the contrary below.)      WITHHOLD

1.   Election of Directors:                           |_|                  |_|

     Nominees:  Eric Friedman

                Peter Maluso

     IF YOU DO NOT WISH YOUR SHARED VOTES "FOR" A PARTICULAR NOMINEE(S), MARK THE "FOR ALL NOMINEES" BOX ABOVE AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S) YOU DO NOT WISH TO VOTE FOR. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.   Ratification of the selection of BDO    FOR       AGAINST        ABSTAIN
     Seidman LLP as Independent auditors     |_|         |_|            |_|

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     Mark box at right for address change and note changes made. |_|

     Please be sure to sign and date this proxy

                         ALL COMMUNICATIONS CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kate Shuster and Maureen Rini, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of All Communications Corporation, to be held May 28, 1999, and at any adjournment or adjournments thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.